                                CUSTODY AGREEMENT

     Agreement made as of this 19th day of August, 2002, between MORGAN STANLEY
FUNDAMENTAL VALUE FUND, a Massachusetts business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal office and place of business at 1221 Avenue of the Americas, New York, New York
10020 (hereinafter called the "Fund"), and THE BANK OF NEW YORK, a New York corporation authorized to do a banking business, having its principal office and place of business at One Wall Street, New York, New York 10286 (hereinafter called the "Custodian").

                              W I T N E S S E T H :

that for and in consideration of the mutual promises hereinafter set forth, the
Fund and the Custodian agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, shall have the following meanings:

     1. "Agreement" shall mean this Custody Agreement and all Appendices and
Certifications described in the Exhibits delivered in connection herewith.

     2. "Authorized Person" shall mean any person, whether or not such person is an Officer or employee of the Fund, duly authorized by the Board of Trustees of the Fund to give Oral Instructions and Written Instructions on behalf of the
Fund and listed in the Certificate annexed hereto as Appendix A or such other
Certificate as may be received by the Custodian from time to time, provided that each person who is designated in any such Certificate as an "Officer of DWTC"
shall be an Authorized Person only for purposes of Articles XII and XIII hereof.

     3. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

     4. "Call Option" shall mean an exchange traded option with respect to
Securities other than Index, Futures Contracts, and Futures Contract Options entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to

purchase from the writer thereof the specified underlying instruments, currency, or Securities.

     5. "Certificate" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to the Custodian which is actually received (irrespective of constructive receipt) by the
Custodian and signed on behalf of the Fund by any two Officers, and the term
Certificate shall also include Instructions.

     6. "Clearing Member" shall mean a registered broker-dealer which is a clearing member under the rules of O.C.C. and a member of a national securities exchange qualified to act as a custodian for an investment company, or any broker-dealer reasonably believed by the Custodian to be such a clearing member.

     7. "Collateral Account" shall mean a segregated account so denominated which is specifically allocated to a Series and pledged to the Custodian as security for, and in consideration of, the Custodian's issuance of any Put
Option guarantee letter or similar document described in paragraph 8 of Article
V herein.

     8. "Composite Currency Unit" shall mean the European Currency Unit or any other composite unit consisting of the aggregate of specified amounts of specified Currencies as such unit may be constituted from time to time.

     9. "Covered Call Option" shall mean an exchange traded option entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from the writer thereof the specified underlying instruments, currency, or Securities (excluding Futures Contracts) which are owned by the writer thereof.

     10. "Currency" shall mean money denominated in a lawful currency of any country or the European Currency Unit.

     11. "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission, its successor or successors and its nominee or nominees. The term "Depository" shall further mean and include any other person authorized to act as a depository under the Investment Company Act of 1940, its successor or successors and its nominee or nominees, specifically identified in a certified copy of a resolution of the Fund's Board of Trustees specifically approving deposits therein by the
Custodian.

     12. "Financial Futures Contract" shall mean the firm commitment to buy or sell financial instruments on a U.S. commodities exchange or board of trade at a specified future time at an agreed upon price.

                                      -2-

     13. "Futures Contract" shall mean a Financial Futures Contract and/or Index
Futures Contracts.

     14. "Futures Contract Option" shall mean an option with respect to a
Futures Contract.

     15. "FX Transaction" shall mean any transaction for the purchase by one party of an agreed amount in one Currency against the sale by it to the other party of an agreed amount in another Currency.

     16. "Index Futures Contract" shall mean a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a particular index at the close of the last business day of the contract and the price at which the futures contract is originally struck.

     17. "Index Option" shall mean an exchange traded option entitling the holder, upon timely exercise, to receive an amount of cash determined by reference to the difference between the exercise price and the value of the index on the date of exercise.

     18. "Instructions" shall mean instructions communications transmitted by electronic or telecommunications media including S.W.I.F.T., computer-to-computer interface, dedicated transmission line, facsimile transmission signed by an Officer and tested telex.

     19. "Investment Company Act of 1940" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

     20. "Margin Account" shall mean a segregated account in the name of a broker, dealer, futures commission merchant, or a Clearing Member, or in the name of the Fund for the benefit of a broker, dealer, futures commission merchant, or Clearing Member, or otherwise, in accordance with an agreement between the Fund, the Custodian and a broker, dealer, futures commission merchant or a Clearing Member (a "Margin Account Agreement"), separate and distinct from the custody account, in which certain Securities and/or money of the Fund shall be deposited and withdrawn from time to time in connection with such transactions as the Fund may from time to time determine. Securities held in the Book-Entry System or a Depository shall be deemed to have been deposited in, or withdrawn from, a Margin Account upon the Custodian's effecting an appropriate entry in its books and records.

     21. "Money Market Security" shall mean all instruments and obligations commonly known as a money market instruments, where the purchase and sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale, including, without limitation, certain Reverse Repurchase
Agreements, debt

                                      -3-

obligations issued or guaranteed as to interest and/or principal by the government of the United States or agencies or instrumentalities thereof, any tax, bond or revenue anticipation note issued by any state or municipal government or public authority, commercial paper, certificates of deposit and bankers' acceptances, repurchase agreements with respect to Securities and bank time deposits.

     22. "O.C.C." shall mean the Options Clearing Corporation, a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, its
successor or successors, and its nominee or nominees.

     23. "Officers" shall mean the President, any Vice President, the Secretary, the Clerk, the Treasurer, the Controller, any Assistant Secretary, any Assistant
Clerk, any Assistant Treasurer, and any other person or persons, whether or not any such other person is an officer or employee of the Fund, but in each case only if duly authorized by the Board of Trustees of the Fund to execute any
Certificate, instruction, notice or other instrument on behalf of the Fund and listed in the Certificate annexed hereto as Appendix B or such other Certificate as may be received by the Custodian from time to time; provided that each person who is designated in any such Certificate as holding the position of "Officer of
DWTC" shall be an Officer only for purposes of Articles XII and XIII hereof.

     24. "Option" shall mean a Call Option, Covered Call Option, Index Option and/or a Put Option.

     25. "Oral Instructions" shall mean verbal instructions actually received
(irrespective of constructive receipt) by the Custodian from an Authorized
Person or from a person reasonably believed by the Custodian to be an Authorized
Person.

     26. "Put Option" shall mean an exchange traded option with respect to instruments, currency, or Securities other than Index Options, Futures
Contracts, and Futures Contract Options entitling the holder, upon timely exercise and tender of the specified underlying instruments, currency, or
Securities, to sell such instruments, currency, or Securities to the writer thereof for the exercise price.

     27. "Reverse Repurchase Agreement" shall mean an agreement pursuant to which the Fund sells Securities and agrees to repurchase such Securities at a described or specified date and price.

     28. "Security" shall be deemed to include, without limitation, Money Market
Securities, Call Options, Put Options, Index Options, Index Futures Contracts,
Index Futures Contract Options, Financial Futures Contracts, Financial Futures
Contract Options, Reverse Repurchase Agreements, over the counter options on
Securities, common stocks and other securities having characteristics similar to common stocks, preferred stocks, debt obligations issued by state or municipal governments and by public

                                      -4-

authorities, (including, without limitation, general obligation bonds, revenue bonds, industrial bonds and industrial development bonds), bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, sell or subscribe for the same, or evidencing or representing any other rights or interest therein, or rights to any property or assets.

     29. "Senior Security Account" shall mean an account maintained and specifically allocated to a Series under the terms of this Agreement as a segregated account, by recordation or otherwise, within the custody account in which certain Securities and/or other assets of the Fund specifically allocated to such Series shall be deposited and withdrawn from time to time in accordance with Certificates received by the Custodian in connection with such transactions as the Fund may from time to time determine.

     30. "Series" shall mean the various portfolios, if any, of the Fund as described from time to time in the current and effective prospectus for the
Fund, except that if the Fund does not have more than one portfolio, "Series"
shall mean the Fund or be ignored where a requirement would be imposed on the
Fund or the Custodian which is unnecessary if there is only one portfolio.

     31. "Shares" shall mean the shares of beneficial interest of the Fund and its Series.

     32. "Transfer Agent" shall mean Dean Witter Trust Company, a New Jersey limited purpose trust company, its successors and assigns.

     33. "Transfer Agent Account" shall mean any account in the name of the
Transfer Agent maintained with The Bank of New York pursuant to a Cash
Management and Related Services Agreement between The Bank of New York and the
Transfer Agent.

     34. "Written Instructions" shall mean written communications actually received (irrespective of constructive receipt) by the Custodian from an
Authorized Person or from a person reasonably believed by the Custodian to be an
Authorized Person by telex or any other such system whereby the receiver of such communications is able to verify by codes or otherwise with a reasonable degree of certainty the identity of the sender of such communication.

                                   ARTICLE II

                            APPOINTMENT OF CUSTODIAN

     1. The Fund hereby constitutes and appoints the Custodian as custodian of the Securities and money at any time owned by the Fund during the period of this
Agreement.

                                      -5-

     2. The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.

                                  ARTICLE III

                         CUSTODY OF CASH AND SECURITIES

     1. Except as otherwise provided in paragraph 7 of this Article and in
Article VIII, the Fund will deliver or cause to be delivered to the Custodian all Securities and all money owned by it, at any time during the period of this
Agreement, and shall specify with respect to such Securities and money the
Series to which the same are specifically allocated, and the Custodian shall not be responsible for any Securities or money not so delivered. The Custodian shall physically segregate, keep and maintain the Securities of the Series separate and apart from each other Series and from other assets held by the Custodian.
Except as otherwise expressly provided in this Agreement, the Custodian will not be responsible for any Securities and money not actually received by it, unless the Custodian has been negligent or has engaged in willful misconduct with respect thereto. The Custodian will be entitled to reverse any credits of money made on the Fund's behalf where such credits have been previously made and money are not finally collected, unless the Custodian has been negligent or has engaged in willful misconduct with respect thereto. The Fund shall deliver to the Custodian a certified resolution of the Board of Trustees of the Fund, substantially in the form of Exhibit A hereto, approving, authorizing and instructing the Custodian on a continuous and on-going basis to deposit in the
Book-Entry System all Securities eligible for deposit therein, regardless of the
Series to which the same are specifically allocated and to utilize the
Book-Entry System to the extent possible in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities and deliveries and returns of Securities collateral. Prior to a deposit of Securities specifically allocated to a Series in any Depository, the Fund shall deliver to the Custodian a certified resolution of the Board of Trustees of the Fund, substantially in the form of Exhibit B hereto, approving, authorizing and instructing the
Custodian on a continuous and on-going basis until instructed to the contrary by a Certificate to deposit in such Depository all Securities specifically allocated to such Series eligible for deposit therein, and to utilize such
Depository to the extent possible with respect to such Securities in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral. Securities and money deposited in either the Book-Entry System or a Depository will be represented in accounts which include only assets held by the Custodian for customers, including, but not limited to, accounts in which the Custodian acts in a fiduciary or representative capacity and will be specifically allocated on the Custodian's books to the separate account for the applicable Series. Prior to the
Custodian's accepting, utilizing and acting with respect to Clearing Member confirmations for Options and transactions in Options for a Series as provided in this

                                      -6-

Agreement, the Custodian shall have received a certified resolution of the
Fund's Board of Trustees, substantially in the form of Exhibit C hereto, approving, authorizing and instructing the Custodian on a continuous and on-going basis, until instructed to the contrary by a Certificate, to accept, utilize and act in accordance with such confirmations as provided in this
Agreement with respect to such Series. All securities are to be held or disposed of by the Custodian for, and subject at all times to the instructions of, the
Fund pursuant to the terms of this Agreement. The Custodian shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any
Securities except as provided by the terms of this Agreement, and shall have the sole power to release and deliver Securities held pursuant to this Agreement.

     2. The Custodian shall establish and maintain separate accounts, in the name of each Series, and shall credit to the separate account for each Series all money received by it for the account of the Fund with respect to such
Series. Such money will be held in such manner and account as the Fund and the
Custodian shall agree upon in writing from time to time. Money credited to a separate account for a Series shall be subject only to drafts, orders, or charges of the Custodian pursuant to this Agreement and shall be disbursed by the Custodian only:

        (a) As hereinafter provided;

        (b) Pursuant to Resolutions of the Fund's Board of Trustees certified by an Officer and by the Secretary or Assistant Secretary of the Fund setting forth the name and address of the person to whom the payment is to be made, the Series account from which payment is to be made, the purpose for which payment is to be made, and declaring such purpose to be a proper corporate purpose; provided, however, that amounts representing dividends or distributions with respect to
Shares shall be paid only to the Transfer Agent Account;

        (c) In payment of the fees and in reimbursement of the expenses and liabilities of the Custodian attributable to such Series and authorized by this
Agreement; or

        (d) Pursuant to Certificates to pay interest, taxes, management fees or operating expenses (including, without limitation thereto, Board of Trustees'
fees and expenses, and fees for legal accounting and auditing services), which
Certificates set forth the name and address of the person to whom payment is to be made, state the purpose of such payment and designate the Series for whose account the payment is to be made.

     3. Promptly after the close of business on each day, the Custodian shall furnish the Fund with confirmations and a summary, on a per Series basis, of all transfers to or from the account of the Fund for a Series, either hereunder or with any co-custodian or sub-custodian appointed in accordance with this
Agreement during said day. Where Securities are transferred to the account of the Fund for a Series but held in a Depository,

                                      -7-

the Custodian shall upon such transfer also by book-entry or otherwise identify such Securities as belonging to such Series in a fungible bulk of Securities registered in the name of the Custodian (or its nominee) or shown on the
Custodian's account on the books of the Book-Entry System or the Depository. At least monthly and from time to time, the Custodian shall furnish the Fund with a detailed statement, on a per Series basis, of the Securities and money held under this Agreement for the Fund.

     4. Except as otherwise provided in paragraph 7 of this Article and in
Article VIII, all Securities held by the Custodian hereunder, which are issued or issuable only in bearer form, except such Securities as are held in the
Book-Entry System, shall be held by the Custodian in that form; all other
Securities held hereunder may be registered in the name of the Fund, in the name of any duly appointed registered nominee of the Custodian as the Custodian may from time to time determine, or in the name of the Book-Entry System or a
Depository or their successor or successors, or their nominee or nominees. The
Fund agrees to furnish to the Custodian appropriate instruments to enable the
Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or a
Depository any Securities which it may hold hereunder and which may from time to time be registered in the name of the Fund. The Custodian shall hold all such
Securities specifically allocated to a Series which are not held in the
Book-Entry System or in a Depository in a separate account in the name of such
Series physically segregated at all times from those of any other person or persons.

     5. Except as otherwise provided in this Agreement and unless otherwise instructed to the contrary by a Certificate, the Custodian by itself, or through the use of the Book-Entry System or a Depository with respect to Securities held hereunder and therein deposited, shall with respect to all Securities held for the Fund hereunder in accordance with preceding paragraph 4:

        (a) Promptly collect all income and dividends due or payable;

        (b) Promptly give notice to the Fund and promptly present for payment and collect the amount of money or other consideration payable upon such
Securities which are called, but only if either (i) the Custodian receives a written notice of such call, or (ii) notice of such call appears in one or more of the publications listed in Appendix D annexed hereto, which may be amended at any time by the Custodian without the prior consent of the Fund, provided the
Custodian gives prior notice of such amendment to the Fund;

        (c) Promptly present for payment and collect for the Fund's account the amount payable upon all Securities which mature;

        (d) Promptly surrender Securities in temporary form in exchange for definitive Securities;

                                      -8-

        (e) Promptly execute, as custodian, any necessary declarations or certificates of ownership under the Federal Income Tax Laws or the laws or regulations of any other taxing authority now or hereafter in effect;

        (f) Hold directly, or through the Book-Entry System or the Depository with respect to Securities therein deposited, for the account of a Series, all rights and similar securities issued with respect to any Securities held by the
Custodian for such Series hereunder; and

        (g) Promptly deliver to the Fund all notices, proxies, proxy soliciting materials, consents and other written information (including, without limitation, notices of tender offers and exchange offers, pendency of calls, maturities of Securities and expiration of rights) relating to Securities held pursuant to this Agreement which are actually received by the Custodian, such proxies and other similar materials to be executed by the registered holder (if
Securities are registered otherwise than in the name of the Fund), but without indicating the manner in which proxies or consents are to be voted.

     6. Upon receipt of a Certificate and not otherwise, the Custodian, directly or through the use of the Book-Entry System or the Depository, shall:

        (a) Promptly execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any Securities held hereunder for the Series specified in such Certificate may be exercised;

        (b) Promptly deliver any Securities held hereunder for the Series specified in such Certificate in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any right, warrant or conversion privilege and receive and hold hereunder specifically allocated to such Series any cash or other Securities received in exchange;

        (c) Promptly deliver any Securities held hereunder for the Series specified in such Certificate to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold hereunder specifically allocated to such Series in exchange therefor such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery or such Securities as may be issued upon such delivery; and

        (d) Promptly present for payment and collect the amount payable upon
Securities which may be called as specified in the Certificate.

                                      -9-

     7. Notwithstanding any provision elsewhere contained herein, the Custodian shall not be required to obtain possession of any instrument or certificate representing any Futures Contract, any Option, or any Futures Contract Option
until after it shall have determined, or shall have received a Certificate from the Fund stating, that any such instruments or certificates are available. The
Fund shall deliver to the Custodian such a Certificate no later than the business day preceding the availability of any such instrument or certificate.
Prior to such availability, the Custodian shall comply with Section 17(f) of the
Investment Company Act of 1940 in connection with the purchase, sale, settlement, closing-out or writing of Futures Contracts, Options, or Futures
Contract Options by making payments or deliveries specified in Certificates in connection with any such purchase, sale, writing, settlement or closing-out upon its receipt from a broker, dealer, or futures commission merchant of a statement or confirmation reasonably believed by the Custodian to be in the form customarily used by brokers, dealers, or futures commission merchants with respect to such Futures Contracts, Options, or Futures Contract Options, as the
case may be, confirming that such Security is held by such broker, dealer or futures commission merchant, in book-entry form or otherwise, in the name of the
Custodian (or any nominee of the Custodian) as custodian for the Fund, provided, however, that notwithstanding the foregoing, payments to or deliveries from the
Margin Account and payments with respect to Securities to which a Margin Account relates, shall be made in accordance with the terms and conditions of the Margin
Account Agreement. Whenever any such instruments or certificates are available, the Custodian shall, notwithstanding any provision in this Agreement to the contrary, make payment for any Futures Contract, Option, or Futures Contract
Option for which such instruments or such certificates are available only against the delivery to the Custodian of such instrument or such certificate, and deliver any Futures Contract, Option or Futures Contract Option for which such instruments or such certificates are available only against receipt by the
Custodian of payment therefor. Any such instrument or certificate delivered to the Custodian shall be held by the Custodian hereunder in accordance with, and subject to, the provisions of this Agreement.

                                  ARTICLE III A

                              Foreign Depositories

     1. As used in this Article, the term "Foreign Depository" shall mean each
Eligible Securities Depository as defined in Rule 17f-7 under the Investment
Company Act of 1940, as amended (the "Rule"), identified by Custodian to the
Fund from time to time, and their respective nominees.

     2. With respect to each Foreign Depository, Custodian shall exercise reasonable care, prudence, and diligence such as a person having responsibilities for the safekeeping of the Fund's assets would exercise (i) to provide the Fund or its investment adviser with an analysis of the custody risks associated with maintaining assets with the

                                      -10-

Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall not include any evaluation of Country Risks. As used herein the term "Country Risks" shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, but not of any Foreign Depository to the extent covered by an analysis described in clause (i) of this Section, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

     3. In the event that Custodian believes that a depository institution has ceased to be an Eligible Securities Depository, Custodian shall promptly notify the Fund and shall act in accordance with instructions of the Fund with respect to the disposition of any assets of the Fund held by such depository institution.

     4. Custodian shall exercise reasonable care, prudence and diligence in performing the requirements set forth in paragraphs 1, 2 and 3 above.

     5. The Fund hereby represents and warrants that before authorizing the placement of assets with a particular Foreign Depository, the Fund or the investment adviser has determined, based in party on the Fund's review of the risks analysis provided to the Fund by Custodian as described in Section 2 of the new Article, that the custody arrangements of such Foreign Depository provide reasonable safeguards against the custody risks associated with maintaining assets with such Foreign Depository within the meaning of Rule 17f-7 under the Investment Company Act of 1940.

                                   ARTICLE IV

                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                    OTHER THAN OPTIONS, FUTURES CONTRACTS AND
                            FUTURES CONTRACT OPTIONS

     1. Promptly after each execution of a purchase of Securities by the Fund, other than a purchase of an Option, a Futures Contract, or a Futures Contract
Option, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, a Certificate, and
(ii) with respect to each purchase of Money Market Securities, a Certificate,
Oral Instructions or Written Instructions, specifying with respect to each such purchase: (a) the Series to which such Securities are to be specifically allocated; (b) the name of the issuer and the title of the Securities; (c) the number of shares or the principal amount purchased and accrued interest, if any;
(d) the date of purchase and settlement; (e) the purchase price per unit; (f)
the total amount

                                      -11-

payable upon such purchase; (g) the name of the person from whom or the broker through whom the purchase was made, and the name of the clearing broker, if any;
and (h) the name of the broker to whom payment is to be made. The Custodian shall, upon receipt of such Securities purchased by or for the Fund, pay to the broker specified in the Certificate out of the money held for the account of such Series the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Certificate, Oral
Instructions or Written Instructions.

     2. Promptly after each execution of a sale of Securities by the Fund, other than a sale of any Option, Futures Contract, Futures Contract Option, or any
Reverse Repurchase Agreement, the Fund shall deliver such to the Custodian (i)
with respect to each sale of Securities which are not Money Market Securities, a
Certificate, and (ii) with respect to each sale of Money Market Securities, a
Certificate, Oral Instructions or Written Instructions, specifying with respect to each such sale: (a) the Series to which such Securities were specifically allocated; (b) the name of the issuer and the title of the Security; (c) the number of shares or principal amount sold, and accrued interest, if any; (d) the date of sale and settlement; (e) the sale price per unit; (f) the total amount payable to the Fund upon such sale; (g) the name of the broker through whom or the person to whom the sale was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom the Securities are to be delivered.
On the settlement date, the Custodian shall deliver the Securities specifically allocated to such Series to the broker in accordance with generally accepted street practices and as specified in the Certificate upon receipt of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Certificate, Oral Instructions or
Written Instructions.

                                   ARTICLE V

                                     OPTIONS

     1. Promptly after each execution of a purchase of any Option by the Fund other than a closing purchase transaction the Fund shall deliver to the
Custodian a Certificate specifying with respect to each Option purchased: (a)
the Series to which such Option is specifically allocated; (b) the type of
Option (put or call); (c) the instrument, currency, or Security underlying such
Option and the number of Options, or the name of the in the case of an Index
Option, the index to which such Option relates and the number of Index Options purchased; (d) the expiration date; (e) the exercise price; (f) the dates of purchase and settlement; (g) the total amount payable by the Fund in connection with such purchase; and (h) the name of the Clearing Member through whom such
Option was purchased. The Custodian shall pay, upon receipt of a Clearing
Member's statement confirming the purchase of such Option held by such Clearing
Member for the account of the Custodian (or any duly appointed and registered nominee of the Custodian) as custodian for the Fund, out of money held for the account of the Series to which such

                                      -12-

Option is to be specifically allocated, the total amount payable upon such purchase to the Clearing Member through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such
Certificate.

     2. Promptly after the execution of a sale of any Option purchased by the
Fund, other than a closing sale transaction, pursuant to paragraph 1 hereof, the
Fund shall deliver to the Custodian a Certificate specifying with respect to each such sale: (a) the Series to which such Option was specifically allocated;
(b) the type of Option (put or call); (c) the instrument, currency, or Security underlying such Option and the number of Options, or the name of the issuer and the title and number of shares subject to such Option or, in the case of a Index
Option, the index to which such Option relates and the number of Index Options sold; (d) the date of sale; (e) the sale price; (f) the date of settlement; (g)
the total amount payable to the Fund upon such sale; and (h) the name of the
Clearing Member through whom the sale was made. The Custodian shall consent to the delivery of the Option sold by the Clearing Member which previously supplied the confirmation described in preceding paragraph 1 of this Article with respect to such Option against payment to the Custodian of the total amount payable to the Fund, provided that the same conforms to the total amount payable as set forth in such Certificate.

     3. Promptly after the exercise by the Fund of any Call Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Call Option: (a) the Series to which such Call Option was specifically allocated; (b) the name of the issuer and the title and number of shares subject to the Call Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share; (f) the total amount to be paid by the Fund upon such exercise; and
(g) the name of the Clearing Member through whom such Call Option was exercised.
The Custodian shall, upon receipt of the Securities underlying the Call Option which was exercised, pay out of the money held for the account of the Series to which such Call Option was specifically allocated the total amount payable to the Clearing Member through whom the Call Option was exercised, provided that the same conforms to the total amount payable as set forth in such Certificate.

     4. Promptly after the exercise by the Fund of any Put Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Put Option: (a) the Series to which such Put Option was specifically allocated; (b) the name of the issuer and the title and number of shares subject to the Put Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share;
(f) the total amount to be paid to the Fund upon such exercise; and (g) the name of the Clearing Member through whom such Put Option was exercised. The Custodian shall, upon receipt of the amount payable upon the exercise of the Put Option, deliver or direct a Depository to deliver the Securities

                                      -13-

specifically allocated to such Series, provided the same conforms to the amount payable to the Fund as set forth in such Certificate.

     5. Promptly after the exercise by the Fund of any Index Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Index Option: (a) the Series to which such Index Option was specifically allocated; (b) the type of Index Option
(put or call); (c) the number of Options being exercised; (d) the index to which such Option relates; (e) the expiration date; (f) the exercise price; (g) the total amount to be received by the Fund in connection with such exercise; and
(h) the Clearing Member from whom such payment is to be received.

     6. Whenever the Fund writes a Covered Call Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Covered
Call Option: (a) the Series for which such Covered Call Option was written; (b)
the name of the issuer and the title and number of shares for which the Covered
Call Option was written and which underlie the same; (c) the expiration date;
(d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Covered Call Option was written; and (g) the name of the Clearing Member through whom the premium is to be received. The Custodian shall deliver or cause to be delivered, in exchange for receipt of the premium specified in the
Certificate with respect to such Covered Call Option, such receipts as are required in accordance with the customs prevailing among Clearing Members dealing in Covered Call Options and shall impose, or direct a Depository to impose, upon the underlying Securities specified in the Certificate specifically allocated to such Series such restrictions as may be required by such receipts.
Notwithstanding the foregoing, the Custodian has the right, upon prior written notification to the Fund, at any time to refuse to issue any receipts for
Securities in the possession of the Custodian and not deposited with a
Depository underlying a Covered Call Option.

     7. Whenever a Covered Call Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall promptly deliver to the Custodian a Certificate instructing the Custodian to deliver, or to direct the Depository to deliver, the Securities subject to such Covered Call
Option and specifying: (a) the Series for which such Covered Call Option was written; (b) the name of the issuer and the title and number of shares subject to the Covered Call Option; (c) the Clearing Member to whom the underlying
Securities are to be delivered; and (d) the total amount payable to the Fund upon such delivery. Upon the return and/or cancellation of any receipts delivered pursuant to paragraph 6 of this Article, the Custodian shall deliver, or direct a Depository to deliver, the underlying Securities as specified in the
Certificate against payment of the amount to be received as set forth in such
Certificate.

     8. Whenever the Fund writes a Put Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Put Option: (a)
the Series for

                                      -14-

which such Put Option was written; (b) the name of the issuer and the title and number of shares for which the Put Option is written and which underlie the same; (c) the expiration date; (d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Put Option is written; (g) the name of the Clearing Member through whom the premium is to be received and to whom a Put
Option guarantee letter is to be delivered; (h) the amount of cash, and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Senior Security Account for such Series; and (i) the amount of cash and/or the amount and kind of Securities specifically allocated to such
Series to be deposited into the Collateral Account for such Series. The
Custodian shall, after making the deposits into the Collateral Account specified in the Certificate, issue a Put Option guarantee letter substantially in the form utilized by the Custodian on the date hereof, and deliver the same to the
Clearing Member specified in the Certificate against receipt of the premium specified in said Certificate. Notwithstanding the foregoing, the Custodian shall be under no obligation to issue any Put Option guarantee letter or similar document if it is unable to make any of the representations contained therein.

     9. Whenever a Put Option written by the Fund and described in the preceding paragraph is exercised, the Fund shall promptly deliver to the Custodian a
Certificate specifying: (a) the Series to which such Put Option was written; (b)
the name of the issuer and title and number of shares subject to the Put Option;
(c) the Clearing Member from whom the underlying Securities are to be received;
(d) the total amount payable by the Fund upon such delivery; (e) the amount of cash and/or the amount and kind of Securities specifically allocated to such
Series to be withdrawn from the Collateral Account for such Series and (f) the amount of cash and/or the amount and kind of Securities, specifically allocated to such Series, if any, to be withdrawn from the Senior Security Account. Upon the return and/or cancellation of any Put Option guarantee letter or similar document issued by the Custodian in connection with such Put Option, the
Custodian shall pay out of the money held for the account of the Series to which such Put Option was specifically allocated the total amount payable to the
Clearing Member specified in the Certificate as set forth in such Certificate, against delivery of such Securities, and shall make the withdrawals specified in such Certificate.

     10. Whenever the Fund writes an Index Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Index
Option: (a) the Series for which such Index Option was written; (b) whether such
Index Option is a put or a call; (c) the number of options written; (d) the index to which such Option relates; (e) the expiration date; (f) the exercise price; (g) the Clearing Member through whom such Option was written; (h) the premium to be received by the Fund; (i) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Senior Security Account for such Series; (j) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such
Series to be deposited in the Collateral Account for such Series; and (k) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited

                                      -15-

in a Margin Account, and the name in which such account is to be or has been established. The Custodian shall, upon receipt of the premium specified in the
Certificate, make the deposits, if any, into the Senior Security Account specified in the Certificate, and either (1) deliver such receipts, if any, which the Custodian has specifically agreed to issue, which are in accordance with the customs prevailing among Clearing Members in Index Options and make the deposits into the Collateral Account specified in the Certificate, or (2) make the deposits into the Margin Account specified in the Certificate.

     11. Whenever an Index Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Index
Option: (a) the Series for which such Index Option was written; (b) such information as may be necessary to identify the Index Option being exercised;
(c) the Clearing Member through whom such Index Option is being exercised; (d)
the total amount payable upon such exercise, and whether such amount is to be paid by or to the Fund; (e) the amount of cash and/or amount and kind of
Securities, if any, to be withdrawn from the Margin Account; and (f) the amount of cash and/or amount and kind of Securities, if any, to be withdrawn from the
Senior Security Account for such Series; and the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Collateral
Account for such Series. Upon the return and/or cancellation of the receipt, if any, delivered pursuant to the preceding paragraph of this Article, the
Custodian shall pay out of the money held for the account of the Series to which such Stock Index Option was specifically allocated to the Clearing Member specified in the Certificate the total amount payable, if any, as specified therein.

     12. Promptly after the execution of a purchase or sale by the Fund of any
Option identical to a previously written Option described in paragraphs, 6, 8 or
10 of this Article in a transaction expressly designated as a "Closing Purchase
Transaction" or a "Closing Sale Transaction", the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to the Option being purchased: (a) that the transaction is a Closing Purchase Transaction or a
Closing Sale Transaction; (b) the Series for which the Option was written; (c)
the instrument, currency, or Security subject to the Option, or, in the case of an Index Option, the index to which such Option relates and the number of
Options held; (d) the exercise price; (e) the premium to be paid by or the amount to be paid to the Fund; (f) the expiration date; (g) the type of Option
(put or call); (h) the date of such purchase or sale; (i) the name of the
Clearing Member to whom the premium is to be paid or from whom the amount is to be received; and (j) the amount of cash and/or the amount and kind of
Securities, if any, to be withdrawn from the Collateral Account, a specified
Margin Account, or the Senior Security Account for such Series. Upon the
Custodian's payment of the premium or receipt of the amount, as the case may be, specified in the Certificate and the return and/or cancellation of any receipt issued pursuant to paragraphs 6, 8 or 10 of this Article with respect to the
Option being liquidated through the Closing

                                      -16-

Purchase Transaction or the Closing Sale Transaction, the Custodian shall remove, or direct a Depository to remove, the previously imposed restrictions on the Securities underlying the Call Option.

     13. Upon the expiration, exercise or consummation of a Closing Purchase
Transaction with respect to any Option purchased or written by the Fund and described in this Article, the Custodian shall delete such Option from the statements delivered to the Fund pursuant to paragraph 3 Article III herein, and upon the return and/or cancellation of any receipts issued by the Custodian, shall make such withdrawals from the Collateral Account, and the Margin Account and/or the Senior Security Account as may be specified in a Certificate received in connection with such expiration, exercise, or consummation.

     14. Securities acquired by the Fund through the exercise of an Option described in this Article shall be subject to Article IV hereof.

                                   ARTICLE VI

                                FUTURES CONTRACTS

     1. Whenever the Fund shall enter into a Futures Contract, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Futures
Contract, (or with respect to any number of identical Futures Contract(s)): (a)
the Series for which the Futures Contract is being entered; (b) the category of
Futures Contract (the name of the underlying index or financial instrument); (c)
the number of identical Futures Contracts entered into; (d) the delivery or settlement date of the Futures Contract(s); (e) the date the Futures Contract(s)
was (were) entered into and the maturity date; (f) whether the Fund is buying
(going long) or selling (going short) such Futures Contract(s); (g) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in the
Senior Security Account for such Series; (h) the name of the broker, dealer, or futures commission merchant through whom the Futures Contract was entered into;
and (i) the amount of fee or commission, if any, to be paid and the name of the broker, dealer, or futures commission merchant to whom such amount is to be paid. The Custodian shall make the deposits, if any, to the Margin Account in accordance with the terms and conditions of the Margin Account Agreement. The
Custodian shall make payment out of the money specifically allocated to such
Series of the fee or commission, if any, specified in the Certificate and deposit in the Senior Security Account for such Series the amount of cash and/or the amount and kind of Securities specified in said Certificate.

     2. (a) Any variation margin payment or similar payment required to be made by the Fund to a broker, dealer, or futures commission merchant with respect to an outstanding Futures Contract, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                                      -17-

        (b) Any variation margin payment or similar payment from a broker, dealer, or futures commission merchant to the Fund with respect to an outstanding Futures Contract shall be received and dealt with by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

     3. Whenever a Futures Contract held by the Custodian hereunder is retained by the Fund until delivery or settlement is made on such Futures Contract, the
Fund shall deliver to the Custodian prior to the delivery or settlement date a
Certificate specifying: (a) the Futures Contract and the Series to which the same relates; (b) with respect to an Index Futures Contract, the total cash settlement amount to be paid or received, and with respect to a Financial
Futures Contract, the Securities and/or amount of cash to be delivered or received; (c) the broker, dealer, or futures commission merchant to or from whom payment or delivery is to be made or received; and (d) the amount of cash and/or
Securities to be withdrawn from the Senior Security Account for such Series. The
Custodian shall make the payment or delivery specified in the Certificate, and delete such Futures Contract from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein.

     4. Whenever the Fund shall enter into a Futures Contract to offset a
Futures Contract held by the Custodian hereunder, the Fund shall deliver to the
Custodian a Certificate specifying: (a) the items of information required in a
Certificate described in paragraph 1 of this Article, and (b) the Futures
Contract being offset. The Custodian shall make payment out of the money specifically allocated to such Series of the fee or commission, if any, specified in the Certificate and delete the Futures Contract being offset from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein, and make such withdrawals from the Senior Security Account for such
Series as may be specified in such Certificate. The withdrawals, if any, to be made from the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                                  ARTICLE VII

                            FUTURES CONTRACT OPTIONS

     1. Promptly after the execution of a purchase of any Futures Contract
Option by the Fund, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Futures Contract Option: (a) the Series to which such Option is specifically allocated; (b) the type of Futures Contract Option
(put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures
Contract Option purchased; (d) the expiration date; (e) the exercise price; (f)
the dates of purchase and settlement; (g) the amount of premium to be paid by the Fund upon such purchase; (h) the name of the broker or futures commission merchant through whom such option was purchased; and (i) the name of the broker,
or

                                      -18-

futures commission merchant, to whom payment is to be made. The Custodian shall pay out of the money specifically allocated to such Series the total amount to be paid upon such purchase to the broker or futures commissions merchant through whom the purchase was made, provided that the same conforms to the amount set forth in such Certificate.

     2. Promptly after the execution of a sale of any Futures Contract Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to each such sale: (a)
Series to which such Futures Contract Option was specifically allocated; (b) the type of Futures Contract Option (put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option; (d) the date of sale; (e) the sale price; (f) the date of settlement; (g) the total amount payable to the Fund upon such sale; and (h) the name of the broker or futures commission merchant through whom the sale was made. The Custodian shall consent to the cancellation of the
Futures Contract Option being closed against payment to the Custodian of the total amount payable to the Fund, provided the same conforms to the total amount payable as set forth in such Certificate.

     3. Whenever a Futures Contract Option purchased by the Fund pursuant to paragraph 1 is exercised by the Fund, the Fund shall promptly deliver to the
Custodian a Certificate specifying: (a) the Series to which such Futures
Contract Option was specifically allocated; (b) the particular Futures Contract
Option (put or call) being exercised; (c) the type of Futures Contract underlying the Futures Contract Option; (d) the date of exercise; (e) the name of the broker or futures commission merchant through whom the Futures Contract
Option is exercised; (f) the net total amount, if any, payable by the Fund; (g)
the amount, if any, to be received by the Fund; and (h) the amount of cash and/or the amount and kind of Securities to be deposited in the Senior Security
Account for such Series. The Custodian shall make, out of the money and
Securities specifically allocated to such Series, the payments of money, if any, and the deposits of Securities, if any, into the Senior Security Account as specified in the Certificate. The deposits, if any, to be made to the Margin
Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

     4. Whenever the Fund writes a Futures Contract Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such
Futures Contract Option: (a) the Series for which such Futures Contract Option was written; (b) the type of Futures Contract Option (put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option; (d) the expiration date; (e) the exercise price; (f) the premium to be received by the Fund; (g)
the name of the broker or futures commission merchant through whom the premium is to be received; and (h) the amount of cash and/or the amount and kind of
Securities, if any, to be deposited in the Senior Security Account for such
Series. The Custodian shall, upon receipt of the premium specified in the

                                      -19-

Certificate, make out of the money and Securities specifically allocated to such
Series the deposits into the Senior Security Account, if any, as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin
Account Agreement.

     5. Whenever a Futures Contract Option written by the Fund which is a call is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Futures Contract Option was specifically allocated; (b) the particular Futures Contract Option exercised;
(c) the type of Futures Contract underlying the Futures Contract Option; (d) the name of the broker or futures commission merchant through whom such Futures
Contract Option was exercised; (e) the net total amount, if any, payable to the
Fund upon such exercise; (f) the net total amount, if any, payable by the Fund upon such exercise; and (g) the amount of cash and/or the amount and kind of
Securities to be deposited in the Senior Security Account for such Series. The
Custodian shall, upon its receipt of the net total amount payable to the Fund, if any, specified in such Certificate make the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the
Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin
Account Agreement.

     6. Whenever a Futures Contract Option which is written by the Fund and which is a put is exercised, the Fund shall promptly deliver to the Custodian a
Certificate specifying: (a) the Series to which such Option was specifically allocated; (b) the particular Futures Contract Option exercised; (c) the type of
Futures Contract underlying such Futures Contract Option; (d) the name of the broker or futures commission merchant through whom such Futures Contract Option is exercised; (e) the net total amount, if any, payable to the Fund upon such exercise; (f) the net total amount, if any, payable by the Fund upon such exercise; and (g) the amount and kind of Securities and/or cash to be withdrawn from or deposited in, the Senior Security Account for such Series, if any. The
Custodian shall, upon its receipt of the net total amount payable to the Fund, if any, specified in the Certificate, make out of the money and Securities specifically allocated to such Series, the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the Certificate. The deposits to and/or withdrawals from the Margin Account, if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account
Agreement.

     7. Promptly after the execution by the Fund of a purchase of any Futures
Contract Option identical to a previously written Futures Contract Option described in this Article in order to liquidate its position as a writer of such
Futures Contract Option, the Fund shall deliver to the Custodian a Certificate specifying with respect to the Futures Contract Option being purchased: (a) the
Series to which such Option is specifically allocated; (b) that the transaction is a closing transaction; (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract

                                      -20-

underlying the Futures Option Contract; (d) the exercise price; (e) the premium to be paid by the Fund; (f) the expiration date; (g) the name of the broker or futures commission merchant to whom the premium is to be paid; and (h) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Security Account for such Series. The Custodian shall effect the withdrawals from the Senior Security Account specified in the Certificate. The withdrawals, if any, to be made from the Margin Account shall be made by the
Custodian in accordance with the terms and conditions of the Margin Account
Agreement.

     8. Upon the expiration, exercise, or consummation of a closing transaction with respect to, any Futures Contract Option written or purchased by the Fund and described in this Article, the Custodian shall (a) delete such Futures
Contract Option from the statements delivered to the Fund pursuant to paragraph
3 of Article III herein and, (b) make such withdrawals from and/or in the case of an exercise such deposits into the Senior Security Account as may be specified in a Certificate. The deposits to and/or withdrawals from the Margin
Account, if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

     9. Futures Contracts acquired by the Fund through the exercise of a Futures
Contract Option described in this Article shall be subject to Article VI hereof.

                                  ARTICLE VIII

                                   SHORT SALES

     1. Promptly after the execution of any short sales of Securities by any
Series of the Fund, the Fund shall deliver to the Custodian a Certificate specifying: (a) the Series for which such short sale was made; (b) the name of the issuer and the title of the Security; (c) the number of shares or principal amount sold, and accrued interest or dividends, if any; (d) the dates of the sale and settlement; (e) the sale price per unit; (f) the total amount credited to the Fund upon such sale, if any, (g) the amount of cash and/or the amount and kind of Securities, if any, which are to be deposited in a Margin Account and the name in which such Margin Account has been or is to be established; (h) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in a Senior Security Account, and (i) the name of the broker through whom such short sale was made. The Custodian shall upon its receipt of a statement from such broker confirming such sale and that the total amount credited to the Fund upon such sale, if any, as specified in the Certificate is held by such broker for the account of the Custodian (or any nominee of the Custodian) as custodian of the Fund, issue a receipt or make the deposits into the Margin Account and the Senior Security Account specified in the Certificate.

     2. Promptly after the execution of a purchase to close-out any short sale of Securities, the Fund shall promptly deliver to the Custodian a Certificate specifying with

                                      -21-

respect to each such closing-out: (a) the Series for which such transaction is being made; (b) the name of the issuer and the title of the Security; (c) the number of shares or the principal amount, and accrued interest or dividends, if any, required to effect such closing-out to be delivered to the broker; (d) the dates of closing-out and settlement; (e) the purchase price per unit; (f) the net total amount payable to the Fund upon such closing-out; (g) the net total amount payable to the broker upon such closing-out; (h) the amount of cash and the amount and kind of Securities to be withdrawn, if any, from the Margin
Account; (i) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Security Account; and (j) the name of the broker through whom the Fund is effecting such closing-out. The Custodian shall, upon receipt of the net total amount payable to the Fund upon such closing-out, and the return and/or cancellation of the receipts, if any, issued by the
Custodian with respect to the short sale being closed-out, pay out of the money held for the account of the Fund to the broker the net total amount payable to the broker, and make the withdrawals from the Margin Account and the Senior
Security Account, as the same are specified in the Certificate.

                                   ARTICLE IX

                          REVERSE REPURCHASE AGREEMENTS

     1. Promptly after the Fund enters a Reverse Repurchase Agreement with respect to Securities and money held by the Custodian hereunder, the Fund shall deliver to the Custodian a Certificate, or in the event such Reverse Repurchase
Agreement is a Money Market Security, a Certificate, Oral Instructions, or
Written Instructions specifying: (a) the Series for which the Reverse Repurchase
Agreement is entered; (b) the total amount payable to the Fund in connection with such Reverse Repurchase Agreement and specifically allocated to such
Series; (c) the broker, dealer, or financial institution with whom the Reverse
Repurchase Agreement is entered; (d) the amount and kind of Securities to be delivered by the Fund to such broker, dealer, or financial institution; (e) the date of such Reverse Repurchase Agreement; and (f) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in a Senior Security Account for such Series in connection with such Reverse Repurchase Agreement. The Custodian shall, upon receipt of the total amount payable to the Fund specified in the Certificate, Oral
Instructions, or Written Instructions make the delivery to the broker, dealer, or financial institution and the deposits, if any, to the Senior Security
Account, specified in such Certificate, Oral Instructions, or Written
Instructions.

     2. Upon the termination of a Reverse Repurchase Agreement described in preceding paragraph 1 of this Article, the Fund shall promptly deliver a
Certificate or, in the event such Reverse Repurchase Agreement is a Money Market
Security, a Certificate, Oral Instructions, or Written Instructions to the
Custodian specifying: (a) the Reverse Repurchase Agreement being terminated and the Series for which same was entered; (b) the total amount payable by the Fund in connection with such termination; (c) the amount

                                      -22-

and kind of Securities to be received by the Fund and specifically allocated to such Series in connection with such termination; (d) the date of termination;
(e) the name of the broker, dealer, or financial institution with whom the
Reverse Repurchase Agreement is to be terminated; and (f) the amount of cash and/or the amount and kind of Securities to be withdrawn from the Senior
Securities Account for such Series. The Custodian shall, upon receipt of the amount and kind of Securities to be received by the Fund specified in the
Certificate, Oral Instructions, or Written Instructions, make the payment to the broker, dealer, or financial institution and the withdrawals, if any, from the
Senior Security Account, specified in such Certificate, Oral Instructions, or
Written Instructions.

     3. The Certificates, Oral Instructions, or Written Instructions described in paragraphs 1 and 2 of this Article may with respect to any particular Reverse
Repurchase Agreement be combined and delivered to the Custodian at the time of entering into such Reverse Repurchase Agreement.

                                    ARTICLE X

                    LOANS OF PORTFOLIO SECURITIES OF THE FUND

     1. Promptly after each loan of portfolio Securities specifically allocated to a Series held by the Custodian hereunder, the Fund shall deliver or cause to be delivered to the Custodian a Certificate specifying with respect to each such loan: (a) the Series to which the loaned Securities are specifically allocated;
(b) the name of the issuer and the title of the Securities, (c) the number of shares or the principal amount loaned, (d) the date of loan and delivery, (e)
the total amount to be delivered to the Custodian against the loan of the
Securities, including the amount of cash collateral and the premium, if any, separately identified, and (f) the name of the broker, dealer, or financial institution to which the loan was made. The Custodian shall deliver the
Securities thus designated to the broker, dealer or financial institution to which the loan was made upon receipt of the total amount designated in the
Certificate as to be delivered against the loan of Securities. The Custodian may accept payment in connection with a delivery otherwise than through the
Book-Entry System or a Depository only in the form of a certified or bank cashier's check payable to the order of the Fund or the Custodian drawn on New
York Clearing House funds.

     2. In connection with each termination of a loan of Securities by the Fund, the Fund shall deliver or cause to be delivered to the Custodian a Certificate specifying with respect to each such loan termination and return of Securities:
(a) the Series to which the loaned Securities are specifically allocated; (b)
the name of the issuer and the title of the Securities to be returned, (c) the number of shares or the principal amount to be returned, (d) the date of termination, (e) the total amount to be delivered by the Custodian (including the cash collateral for such Securities minus any offsetting credits as described in said Certificate), and (f) the name of the broker, dealer, or financial

                                      -23-

institution from which the Securities will be returned. The Custodian shall receive all Securities returned from the broker, dealer, or financial institution to which such Securities were loaned and upon receipt thereof shall pay, out of the money held for the account of the Fund, the total amount payable upon such return of Securities as set forth in the Certificate.

                                   ARTICLE XI

                   CONCERNING MARGIN ACCOUNTS, SENIOR SECURITY
                        ACCOUNTS, AND COLLATERAL ACCOUNTS

     1. The Custodian shall establish a Senior Security Account and from time to time make such deposits thereto, or withdrawals therefrom, as specified in a
Certificate. Such Certificate shall specify the Series for which such deposit or withdrawal is to be made and the amount of cash and/or the amount and kind of
Securities specifically allocated to such Series to be deposited in, or withdrawn from, such Senior Security Account for such Series. In the event that the Fund fails to specify in a Certificate the Series, the name of the issuer, the title and the number of shares or the principal amount of any particular
Securities to be deposited by the Custodian into, or withdrawn from, a Senior
Securities Account, the Custodian shall be under no obligation to make any such deposit or withdrawal and shall promptly notify the Fund that no such deposit has been made.

     2. The Custodian shall make deliveries or payments from a Margin Account to the broker, dealer, futures commission merchant or Clearing Member in whose name, or for whose benefit, the account was established as specified in the
Margin Account Agreement.

     3. Amounts received by the Custodian as payments or distributions with respect to Securities deposited in any Margin Account shall be dealt with in accordance with the terms and conditions of the Margin Account Agreement.

     4. The Custodian shall have a continuing lien and security interest in and to any property at any time held by the Custodian in any Collateral Account described herein. In accordance with applicable law the Custodian may enforce its lien and realize on any such property whenever the Custodian has made payment or delivery pursuant to any Put Option guarantee letter or similar document or any receipt issued hereunder by the Custodian. In the event the
Custodian should realize on any such property net proceeds which are less than the Custodian's obligations under any Put Option guarantee letter or similar document or any receipt, such deficiency shall be a debt owed the Custodian by the Fund within the scope of Article XIV herein.

                                      -24-

     5. On each business day the Custodian shall furnish the Fund with a statement with respect to each Margin Account in which money or Securities are held specifying as of the close of business on the previous business day: (a)
the name of the Margin Account; (b) the amount and kind of Securities held therein; and (c) the amount of money held therein. The Custodian shall make available upon request to any broker, dealer, or futures commission merchant specified in the name of a Margin Account a copy of the statement furnished the
Fund with respect to such Margin Account.

     6. The Custodian shall establish a Collateral Account and from time to time shall make such deposits thereto as may be specified in a Certificate. Promptly after the close of business on each business day in which cash and/or Securities are maintained in a Collateral Account for any Series, the Custodian shall furnish the Fund with a statement with respect to such Collateral Account specifying the amount of cash and/or the amount and kind of Securities held therein. No later than the close of business next succeeding the delivery to the
Fund of such statement, the Fund shall furnish to the Custodian a Certificate or
Written Instructions specifying the then market value of the Securities described in such statement. In the event such then market value is indicated to be less than the Custodian's obligation with respect to any outstanding Put
Option guarantee letter or similar document, the Fund shall promptly specify in a Certificate the additional cash and/or Securities to be deposited in such
Collateral Account to eliminate such deficiency.

                                  ARTICLE XII

                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

     1. The Fund shall furnish to the Custodian a copy of the resolution of the
Board of Trustees of the Fund, certified by the Secretary, the Clerk, any
Assistant Secretary or any Assistant Clerk, either (i) setting forth with respect to the Series specified therein the date of the declaration of a dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Dividend Agent and any sub-dividend agent or co-dividend agent of the Fund on the payment date, or (ii) authorizing with respect to the Series specified therein and the declaration of dividends and distributions thereon the Custodian to rely on Oral Instructions, Written
Instructions, or a Certificate setting forth the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Dividend Agent on the payment date.

     2. Upon the payment date specified in such resolution, Oral Instructions,
Written Instructions, or Certificate, as the case may be, the Custodian shall pay to the

                                      -25-

Transfer Agent Account out of the money held for the account of the Series specified therein the total amount payable to the Dividend Agent and any sub-dividend agent or co-dividend agent of the Fund with respect to such Series.

                                  ARTICLE XIII

                          SALE AND REDEMPTION OF SHARES

     1. Whenever the Fund shall sell any Shares, it shall deliver or cause to be delivered, to the Custodian a Certificate duly specifying:

        (a) The Series, the number of Shares sold, trade date, and price; and

        (b) The amount of money to be received by the Custodian for the sale of such Shares and specifically allocated to the separate account in the name of such Series.

     2. Upon receipt of such money from the Transfer Agent, the Custodian shall credit such money to the separate account in the name of the Series for which such money was received.

     3. Upon issuance of any Shares of any Series the Custodian shall pay, out of the money held for the account of such Series, all original issue or other taxes required to be paid by the Fund in connection with such issuance upon the receipt of a Certificate specifying the amount to be paid.

     4. Except as provided hereinafter, whenever the Fund desires the Custodian to make payment out of the money held by the Custodian hereunder in connection with a redemption of any Shares, it shall furnish to the Custodian a Certificate specifying:

        (a) the number and Series of Shares redeemed; and

        (b) the amount to be paid for such Shares.

     5. Upon receipt from the Transfer Agent of an advice setting forth the
Series and number of Shares received by the Transfer Agent for redemption and that such Shares are in good form for redemption, the Custodian shall make payment to the Transfer Agent out of the money held in the separate account in the name of the Series the total amount specified in the Certificate issued pursuant to the foregoing paragraph 4 of this Article.

     6. Notwithstanding the above provisions regarding the redemption of any
Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, the Custodian, unless otherwise instructed by a Certificate, shall, upon receipt of an advice from the Fund or its agent

                                      -26-

setting forth that the redemption is in good form for redemption in accordance with the check redemption procedure, honor the check presented as part of such check redemption privilege out of the money held in the separate account of the
Series of the Shares being redeemed.

                                  ARTICLE XIV

                           OVERDRAFTS OR INDEBTEDNESS

     1. If the Custodian, should in its sole discretion advance funds on behalf of any Series which results in an overdraft because the money held by the
Custodian in the separate account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Series, as set forth in a Certificate, Oral Instructions, or Written
Instructions or which results in an overdraft in the separate account of such
Series for some other reason, or if the Fund is for any other reason indebted to the Custodian with respect to a Series, (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of paragraph 2 of this
Article), such overdraft or indebtedness shall be deemed to be a loan made by the Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum (based on a 360-day year for the actual number of days involved) equal to the Federal Funds Rate plus 1/2%, such rate to be adjusted on the effective date of any change in such Federal
Funds Rate but in no event to be less than 6% per annum. In addition, the Fund hereby agrees that the Custodian shall have a continuing lien, security interest, and security entitlement in and to any property including any investment property or any financial asset specifically allocated to such Series at any time held by it for the benefit of such Series or in which the Fund may have an interest which is then in the Custodian's possession or control or in possession or control of any third party acting in the Custodian's behalf. The
Fund authorizes the Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any money balance of account standing to such Series' credit on the Custodian's books. In addition, the Fund hereby covenants that on each Business Day on which either it intends to enter a Reverse Repurchase Agreement and/or otherwise borrow from a third party, or which next succeeds a Business Day on which at the close of business the Fund had outstanding a Reverse Repurchase Agreement or such a borrowing, it shall prior to 9 a.m., New York City time, advise the
Custodian, in writing, of each such borrowing, shall specify the Series to which the same relates, and shall not incur any indebtedness, including pursuant to any Reverse Repurchase Agreement, not so specified other than from the
Custodian.

     2. The Fund will cause to be delivered to the Custodian by any bank
(including, if the borrowing is pursuant to a separate agreement, the Custodian)
from which it borrows money for investment or for temporary or emergency purposes using

                                      -27-

Securities held by the Custodian hereunder as collateral for such borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Custodian a
Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement,
(d) the time and date, if known, on which the loan is to be entered into, (e)
the date on which the loan becomes due and payable, (f) the total amount payable to the Fund on the borrowing date, (g) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular
Securities, and (h) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the Investment Company Act of 1940 and the Fund's prospectus.
The Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. The
Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver such Securities as additional collateral as may be specified in a
Certificate to collateralize further any transaction described in this paragraph. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate the Series, the name of the issuer, the title and number of shares or the principal amount of any particular
Securities to be delivered as collateral by the Custodian, to any such bank, the
Custodian shall not be under any obligation to deliver any Securities.

                                   ARTICLE XV

                                  INSTRUCTIONS

     1. With respect to any software provided by the Custodian to a Fund in order for the Fund to transmit Instructions to the Custodian (the "Software"), the Custodian grants to such Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Instructions to, and receiving communications from, the Custodian in connection with its account(s). The Fund shall use the Software solely for its own internal and proper business purposes, and not in the operation of a service bureau, and agrees not to sell, reproduce, lease or otherwise provide, directly or indirectly, the Software or any portion thereof to any third party without the prior written consent of the Custodian. The Fund acknowledges that the

                                      -28-

Custodian and its suppliers have title and exclusive proprietary rights to the
Software, including any trade secrets or other ideas, concepts, know how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either) or statutory or legal protections available with respect thereof. The Fund further acknowledges that all or a part of the
Software may be copyrighted or trademarked (or a registration or claim made therefor) by the Custodian or its suppliers. The Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall the Fund attempt to decompile, reverse engineer or modify the
Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without the Custodian's prior written consent. The Fund may not remove any statutory copyright notice, or other notice including the software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add statutory copyright notice or other notice to the Software or media upon the Bank's request. Custodian agrees to provide reasonable training, instruction manuals and access to Custodian's "help desk" in connection with the Fund's user support necessary to use of the
Software. At the Fund's request, Custodian agrees to permit reasonable testing of the Software by the Fund.

     2. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and transmit Instructions to the
Custodian. The Custodian shall not be responsible for the reliability, compatibility with the Software or availability of any such equipment or services or the performance or nonperformance by any nonparty to this Custody
Agreement.

     3. The Fund acknowledges that the Software, all data bases made available to the Fund by utilizing the Software (other than data bases relating solely to the assets of the Fund and transactions with respect thereto), and any proprietary data, processes, information and documentation (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of the Custodian. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets and shall neither make nor permit any disclosure without the prior written consent of the
Custodian. Upon termination of this Agreement or the Software license granted hereunder for any reason, the Fund shall return to the Custodian all copies of the Information which are in its possession or under its control or which the
Fund distributed to third parties. The provisions of this Article shall not affect the copyright status of any of the Information which may be copyrighted and shall apply to all Information whether or not copyrighted.

     4. The Custodian reserves the right to modify, at its own expense, the
Software from time to time without prior notice and the Fund shall install new releases of

                                      -29-

the Software as the Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without the Custodian's prior written consent.
The Fund acknowledges that any modifications to the Software, whether by the
Fund or the Custodian and whether with or without the Custodian's consent, shall become the property of the Custodian.

     5. THE CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR
REPRESENTATIONS OF ANY KIND WITH REGARD TO THE SOFTWARE OR THE METHOD(S) BY
WHICH THE FUND MAY TRANSMIT INSTRUCTIONS TO THE CUSTODIAN, EXPRESS OR IMPLIED,
INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE.

     6. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED
STATES LAW. THE FUND AGREES THAT IT WILL NOT UNDER ANY CIRCUMSTANCES RESELL,
DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM)
IN OR TO ANY OTHER COUNTRY. IF THE CUSTODIAN DELIVERS THE SOFTWARE TO THE FUND
OUTSIDE THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN
ACCORDANCE WITH EXPORT ADMINISTRATIVE REGULATIONS. DIVERSION CONTRARY TO U.S.
LAWS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

     7. Where the method for transmitting Instructions by the Fund involves an automatic systems acknowledgment by the Custodian of its receipt of such
Instructions, then in the absence of such acknowledgment the Custodian shall not be liable for any failure to act pursuant to such Instructions, the Fund may not claim that such Instructions were received by the Custodian, and the Fund shall deliver a Certificate by some other means.

     8. (a) The Fund agrees that where it delivers to the Custodian Instructions hereunder, it shall be the Fund's sole responsibility to ensure that only persons duly authorized by the Fund transmit such Instructions to the Custodian.
The Fund will cause all persons transmitting Instructions to the Custodian to treat applicable user and authorization codes, passwords and authentication keys with extreme care, and irrevocably authorizes the Custodian to act in accordance with and rely upon Instructions received by it pursuant hereto.

        (b) The Fund hereby represents, acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Custodian and that there may be more secure methods of transmitting instructions to the Custodian than the method(s)
selected by the Fund. The

                                      -30-

Fund hereby agrees that the security procedures (if any) to be followed in connection with the Fund's transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

     9. The Fund hereby represents, warrants and covenants to the Custodian that this Agreement has been duly approved by a resolution of its Board of Trustees, and that its transmission of Instructions pursuant hereto shall at all times comply with the Investment Company Act.

     10. The Fund shall notify the Custodian of any errors, omissions or interruptions in, or delay or unavailability of, its ability to send
Instructions as promptly as practicable, and in any event within 24 hours after the earliest of (i) discovery thereof, (ii) the Business Day on which discovery should have occurred through the exercise of reasonable care and (iii) in the case of any error, the date of actual receipt of the earliest notice which reflects such error, it being agreed that discovery and receipt of notice may only occur on a business day. The Custodian shall promptly advise the Fund whenever the Custodian learns of any errors, omissions or interruption in, or delay or unavailability of, the Fund's ability to send Instructions.

     11. Custodian will indemnify and hold harmless the Fund with respect to any liability, damages, loss or claim incurred by or brought against Fund by reason any claim or infringement against any patent, copyright, license or other property right arising out or by reason of the Fund's use of the Software in the form provided under this Section. Custodian at its own expense will defend such action or claim brought against Fund to the extent that it is based on a claim that the Software in the form provided by Custodian infringes any patents, copyrights, license or other property right, provided that Custodian is provided with reasonable written notice of such claim, provided that the Fund has not settled, compromised or confessed any such claim without the Custodian's written consent, in which event Custodian shall have no liability or obligation hereunder, and provided Fund cooperates with and assists Custodian in the defense of such claim. Custodian shall have the right to control the defense of all such claims, lawsuits and other proceedings. If, as a result of any claim of infringement against any patent, copyright, license or other property right,
Custodian is enjoined from using the Software, or if Custodian believes that the
System is likely to become the subject of a claim of infringement, Custodian at its option may in its sole discretion either (a) at its expenses procure the right for the Fund to continue to use the Software, or (b), replace or modify the Software so as to make it non-infringing, or (c) may discontinue the license granted herein upon written notice to Fund.

                                      -31-

                                  ARTICLE XVI

                                 FX TRANSACTIONS

     1. Whenever the Fund shall enter into an FX Transaction, the Fund shall promptly deliver to the Custodian a Certificate or Oral Instructions specifying with respect to such FX Transaction: (a) the Series to which such FX Transaction is specifically allocated; (b) the type and amount of Currency to be purchased by the Fund; (c) the type and amount of Currency to be sold by the Fund; (d) the date on which the Currency to be purchased is to be delivered; (e) the date on which the Currency to be sold is to be delivered; and (f) the name of the person from whom or through whom such currencies are to be purchased and sold. Unless otherwise instructed by a Certificate or Oral Instructions, the Custodian shall deliver, or shall instruct a Foreign Sub-Custodian to deliver, the Currency to be sold on the date on which such delivery is to be made, as set forth in the
Certificate, and shall receive, or instruct a Foreign Sub-Custodian to receive, the Currency to be purchased on the date as set forth in the Certificate.

     2. Where the Currency to be sold is to be delivered on the same day as the
Currency to be purchased, as specified in the Certificate or Oral Instructions, the Custodian or a Foreign Sub-Custodian may arrange for such deliveries and receipts to be made in accordance with the customs prevailing from time to time among brokers or dealers in Currencies, and such receipt and delivery may not be completed simultaneously. The Fund assumes all responsibility and liability for all credit risks involved in connection with such receipts and deliveries, which responsibility and liability shall continue until the Currency to be received by the Fund has been received in full.

     3. Any FX Transaction effected by the Custodian in connection with this
Agreement may be entered with the Custodian, any office, branch or subsidiary of
The Bank of New York Company, Inc., or any Foreign Sub-Custodian acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate with respect to FX Transaction but the Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding Currency. Without limiting the foregoing, the Fund shall bear the risks that rules or procedures imposed by a Foreign Sub-Custodian or foreign depositories, exchange controls, asset freezes or other laws, rules, regulations or orders shall prohibit or impose burdens or costs on the transfer to, by or for the account of the Fund of Securities or any cash held outside the Fund's jurisdiction or denominated in Currency other than its home jurisdiction or the conversion of cash from one Currency into another currency. The Custodian shall not be obligated to substitute another Currency for a Currency (including a
Currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure. Neither the Custodian nor any

                                      -32-

Foreign Sub-Custodian shall be liable to the Fund for any loss resulting from any of the foregoing events.

                                  ARTICLE XVII

                            CONCERNING THE CUSTODIAN

     1. The Custodian shall use reasonable care in the performance of its duties hereunder, and, except as hereinafter provided, neither the Custodian nor its nominee shall be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, either hereunder or under any Margin Account Agreement, except for any such loss or damage arising out of its own negligence, bad faith, or willful misconduct or that of its officers, employees, or agents. The Custodian may, with respect to questions of law arising hereunder or under any Margin Account Agreement, apply for and obtain the advice and opinion of counsel to the Fund, at the expense of the
Fund, or of its own counsel, at its own expense, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion. The Custodian shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or any Depository arising by reason of any negligence or willful misconduct on the part of the
Custodian or any of its employees or agents.

     2. Notwithstanding the foregoing, the Custodian shall be under no obligation to inquire into, and shall not be liable for:

        (a) The validity (but not the authenticity) of the issue of any
Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor, as specified in a Certificate, Oral Instructions, or Written
Instructions;

        (b) The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor, as specified in a
Certificate;

        (c) The legality of the declaration or payment of any dividend by the
Fund, as specified in a resolution, Certificate, Oral Instructions, or Written
Instructions;

        (d) The legality of any borrowing by the Fund using Securities as collateral;

        (e) The legality of any loan of portfolio Securities, nor shall the
Custodian be under any duty or obligation to see to it that the cash collateral delivered to it by a broker, dealer, or financial institution or held by it at any time as a result of such loan of portfolio Securities of the Fund is adequate collateral for the Fund against any loss it might sustain as a result of such loan, except that this sub-paragraph shall not excuse any liability the
Custodian may have for failing to act in accordance with Article X hereof

                                      -33-

or any Certificate, Oral Instructions, or Written Instructions given in accordance with this Agreement. The Custodian specifically, but not by way of limitation, shall not be under any duty or obligation periodically to check or notify the Fund that the amount of such cash collateral held by it for the Fund is sufficient collateral for the Fund, but such duty or obligation shall be the sole responsibility of the Fund. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent pursuant to Article X of this
Agreement makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however, that the Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due; or

        (f) The sufficiency or value of any amounts of money and/or Securities held in any Margin Account, Senior Security Account or Collateral Account in
connection with transactions by the Fund, except that this sub-paragraph shall not excuse any liability the Custodian may have for failing to establish, maintain, make deposits to or withdrawals from such accounts in accordance with this Agreement. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer, futures commission merchant or Clearing Member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or Clearing Member, to see that any payment received by the
Custodian from any broker, dealer, futures commission merchant or Clearing
Member is the amount the Fund is entitled to receive, or to notify the Fund of the Custodian's receipt or non-receipt of any such payment.

     3. The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Fund until the Custodian actually receives such money directly or by the final crediting of the account representing the Fund's interest at the Book-Entry System or the
Depository.

     4. With respect to Securities held in a Depository, except as otherwise provided in paragraph 5(b) of Article III hereof, the Custodian shall have no responsibility and shall not be liable for ascertaining or acting upon any calls, conversions, exchange offers, tenders, interest rate changes or similar matters relating to such Securities, unless the Custodian shall have actually received timely notice from the Depository in which such Securities are held. In no event shall the Custodian have any responsibility or liability for the failure of a Depository to collect, or for the late collection or late crediting by a Depository of any amount payable upon Securities deposited in a Depository which may mature or be redeemed, retired, called or otherwise become payable.
However, upon receipt of a Certificate from the Fund of an overdue amount on
Securities held in a Depository the Custodian shall make a claim against the
Depository on behalf of the Fund, except that the Custodian shall not be under any obligation to appear in, prosecute

                                      -34-

or defend any action, suit or proceeding in respect to any Securities held by a
Depository which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, or alternatively, the Fund shall be subrogated to the rights of the Custodian with respect to such claim against the Depository should it so request in a Certificate. This paragraph shall not, however, excuse any failure by the Custodian to act in accordance with a Certificate, Oral
Instructions, or Written Instructions given in accordance with this Agreement.

     5. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Fund from the Transfer Agent of the Fund nor to take any action to effect payment or distribution by the
Transfer Agent of the Fund of any amount paid by the Custodian to the Transfer
Agent of the Fund in accordance with this Agreement.

     6. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount if the Securities upon which such amount is payable are in default, or if payment is refused after the Custodian has timely and properly, in accordance with this Agreement, made due demand or presentation, unless and until (i) it shall be directed to take such action by a
Certificate and (ii) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action, but the Custodian shall have such a duty if the Securities were not in default on the payable date and the Custodian failed to timely and properly make such demand for payment and such failure is the reason for the non-receipt of payment.

     7. The Custodian may appoint one or more banking institutions as sub-custodian or sub-custodians, or as co-custodian or co-custodians including, but not limited to, banking institutions located in foreign countries, of
Securities and money at any time owned by the Fund, upon such terms and conditions as may be approved in a Certificate or contained in an agreement executed by the Custodian, the Fund and the appointed institution.

     8. (a) The Custodian will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Securities and money owned by the Fund. The Custodian shall be liable to the Fund for any loss which shall occur as the result of the failure of a sub-custodian which is a banking institution located in a foreign country and identified on Schedule A attached hereto and as amended from time to time upon mutual agreement of the parties
(each, a "Sub-custodian") to exercise reasonable care with respect to the safekeeping of such securities and money to the same extent that the Custodian would be liable to the Fund if the Custodian were holding such Securities and money in New York. In the event of any loss to the Fund by reason of the failure of the Custodian or a Sub-custodian to utilize reasonable care, the Custodian shall be liable to the Fund only to the extent of the Fund's direct damages, to be determined based on

                                      -35-

the market value of the Securities and money which are the subject of the loss at the date of discovery of such loss and without reference to any special conditions or circumstances.

        (b) The Custodian shall not be liable for any loss which results from
(i) the general risk of investing, or (ii) investing or holding Securities and money in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; or market conditions which prevent the orderly execution of securities transactions or affect the value of Securities or money.

        (c) Neither party shall be liable to the other for any loss due to forces beyond its control including, but not limited to, strikes or work stoppages, acts of war or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

     9. The Custodian shall not be under any duty or obligation (a) to ascertain whether any Securities at any time delivered to, or held by it, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus, or (b) to ascertain whether any transactions by the Fund, whether or not involving the Custodian, are such transactions as may properly be engaged in by the Fund.

     10. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian all reasonable out-of-pocket expenses and such compensation as may be agreed upon from time to time between the Custodian and the Fund. The
Custodian may charge such compensation, and any such expenses with respect to a
Series incurred by the Custodian in the performance of its duties under this
Agreement against any money specifically allocated to such Series. The Custodian shall also be entitled to charge against any money held by it for the account of a Series the amount of any loss, damage, liability or expense, including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement attributable to, or arising out of, its serving as Custodian for such Series. The expenses for which the Custodian shall be entitled to reimbursement hereunder shall include, but are not limited to, the expenses of sub-custodians and foreign branches of the Custodian incurred in settling outside of New York City transactions involving the purchase and sale of
Securities of the Fund. Notwithstanding the foregoing or anything else contained in this Agreement to the contrary, the Custodian shall, prior to effecting any charge for compensation, expenses, or any overdraft or indebtedness or interest thereon, submit an invoice therefor to the Fund.

     11. The Custodian shall be entitled to rely upon any Certificate, notice or other instrument in writing, Oral Instructions, or Written Instructions received by the Custodian and reasonably believed by the Custodian to be genuine. The
Fund agrees to forward to

                                      -36-

the Custodian a Certificate or facsimile thereof confirming Oral Instructions or
Written Instructions in such manner so that such Certificate or facsimile thereof is received by the Custodian, whether by hand delivery, telecopier or other similar device, or otherwise, by the close of business of the same day that such Oral Instructions or Written Instructions are given to the Custodian.
The Fund agrees that the fact that such confirming instructions are not received by the Custodian shall in no way affect the validity of the transactions or enforceability of the transactions thereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund in acting upon
Oral Instructions or Written Instructions given to the Custodian hereunder concerning such transactions provided such instructions reasonably appear to have been received from an Authorized Person.

     12. The Custodian shall be entitled to rely upon any instrument, instruction or notice received by the Custodian and reasonably believed by the
Custodian to be given in accordance with the terms and conditions of any Margin
Account Agreement. Without limiting the generality of the foregoing, the
Custodian shall be under no duty to inquire into, and shall not be liable for, the accuracy of any statements or representations contained in any such instrument or other notice including, without limitation, any specification of any amount to be paid to a broker, dealer, futures commission merchant or
Clearing Member. This paragraph shall not excuse any failure by the Custodian to have acted in accordance with any Margin Agreement it has executed or any
Certificate, Oral Instructions, or Written Instructions given in accordance with this Agreement.

     13. The books and records pertaining to the Fund, as described in Appendix
E hereto, which are in the possession of the Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained by the
Custodian as required by the Investment Company Act of 1940, as amended, and other applicable securities laws and rules and regulations. The Fund, or the
Fund's authorized representatives, shall have access to such books and records during the Custodian's normal business hours. Upon the reasonable request of the
Fund, copies of any such books and records shall be provided by the Custodian to the Fund or the Fund's authorized representative, and the Fund shall reimburse the Custodian its expenses of providing such copies. Upon reasonable request of the Fund, the Custodian shall provide in hard copy or on micro-film, whichever the Custodian elects, any records included in any such delivery which are maintained by the Custodian on a computer disc, or are similarly maintained, and the Fund shall reimburse the Custodian for its expenses of providing such hard copy or micro-film.

     14. The Custodian shall provide the Fund with any report obtained by the
Custodian on the system of internal accounting control of the Book-Entry System, each Depository or O.C.C., and with such reports on its own systems of internal accounting control as the Fund may reasonably request from time to time.

                                      -37-

     15. The Custodian shall furnish upon request annually to the Fund a letter prepared by the Custodian's accountants with respect to the Custodian's internal systems and controls in the form generally provided by the Custodian to other investment companies for which the Custodian acts as custodian.

     16. The Fund agrees to indemnify the Custodian against and save the
Custodian harmless from all liability, claims, losses and demands whatsoever, including attorney's fees, howsoever arising out of, or related to, the
Custodian's performance of its obligations under this Agreement, except for any such liability, claim, loss and demand arising out of the Custodian's own negligence, bad faith, or willful misconduct or that of its officers, employees, or agents.

     17. Subject to the foregoing provisions of this Agreement, the Custodian shall deliver and receive Securities, and receipts with respect to such
Securities, and shall make and receive payments only in accordance with the customs prevailing from time to time among brokers or dealers in such Securities and, except as may otherwise be provided by this Agreement or as may be in accordance with such customs, shall make payment for Securities only against delivery thereof and deliveries of Securities only against payment therefor.

     18. The Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this
Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.

                                 ARTICLE XVIII

                                   TERMINATION

     1. Except as provided in paragraph 3 of this Article, this Agreement shall continue until terminated by either the Custodian giving to the Fund, or the
Fund giving to the Custodian, a notice in writing specifying the date of such termination, which date shall be not less than 60 days after the date of the giving of such notice. In the event such notice or a notice pursuant to paragraph 3 of this Article is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Fund, certified by an
Officer and the Secretary or an Assistant Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be eligible to serve as a custodian for the securities of a management investment company under the Investment Company Act of 1940. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary, the Clerk, any Assistant
Secretary or any Assistant Clerk, designating a successor custodian or custodians. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less

                                      -38-

than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

     2. If a successor custodian is not designated by the Fund or the Custodian in accordance with the preceding paragraph, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry
System which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book Entry System which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this
Agreement.

     3. Notwithstanding the foregoing, the Fund may terminate this Agreement upon the date specified in a written notice in the event of the "Bankruptcy" of
The Bank of New York. As used in this sub-paragraph, the term "Bankruptcy" shall mean The Bank of New York's making a general assignment, arrangement or composition with or for the benefit of its creditors, or instituting or having instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or the entry of a order for relief under any applicable bankruptcy law or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or if a petition is presented for the winding up or liquidation of the party or a resolution is passed for its winding up or liquidation, or it seeks, or becomes subject to, the appointment of an administrator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets or its taking any action in furtherance of, or indicating its consent to approval of, or acquiescence in, any of the foregoing.

                                  ARTICLE XIX

                                  MISCELLANEOUS

     1. Annexed hereto as Appendix A is a Certificate signed by two of the present Officers of the Fund under its seal, setting forth the names and the signatures of the present Authorized Persons. The Fund agrees to furnish to the
Custodian a new Certificate in similar form in the event that any such present
Authorized Person ceases to be an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new
Certificate shall be received, the Custodian shall be entitled to rely and to act upon Oral Instructions, Written Instructions, or signatures of the

                                      -39-

present Authorized Persons as set forth in the last delivered Certificate to the extent provided by this Agreement.

     2. Annexed hereto as Appendix B is a Certificate signed by two of the present Officers of the Fund under its seal, setting forth the names and the signatures of the present Officers of the Fund. The Fund agrees to furnish to the Custodian a new Certificate in similar form in the event any such present
Officer ceases to be an Officer of the Fund, or in the event that other or additional Officers are elected or appointed. Until such new Certificate shall be received, the Custodian shall be entitled to rely and to act upon the signatures of the Officers as set forth in the last delivered Certificate to the extent provided by this Agreement.

     3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, other than any Certificate or
Written Instructions, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at 100 Church Street Street, New
York, New York 10286, or at such other place as the Custodian may from time to time designate in writing.

     4. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its office at the address for the
Fund first above written, or at such other place as the Fund may from time to time designate in writing.

     5. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this
Agreement and approved by a resolution of the Board of Trustees of the Fund, except that Appendices A and B may be amended unilaterally by the Fund without such an approving resolution.

     6. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian or The Bank of New York without the written consent of the Fund, authorized or approved by a resolution of the
Fund's Board of Trustees. For purposes of this paragraph, no merger, consolidation, or amalgamation of the Custodian, The Bank of New York, or the
Fund shall be deemed to constitute an assignment of this Agreement.

     7. This Agreement shall be construed in accordance with the laws of the
State of New York without giving effect to conflict of laws principles thereof.
Each party hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder and hereby waives its right to trial by jury.

                                      -40-

     8. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     9. A copy of the Declaration of Trust of the Fund is on file with the
Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Fund as
Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund; provided, however, that the Declaration of Trust of the Fund provides that the assets of a particular
Series of the Fund shall under no circumstances be charged with liabilities attributable to any other Series of the Fund and that all persons extending credit to, or contracting with or having any claim against a particular Series of the Fund shall look only to the assets of that particular Series for payment of such credit, contract or claim.

                                      -41-

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                              MORGAN STANLEY
                                              FUNDAMENTAL VALUE FUND

[SEAL]                                        By: /s/ Barry Fink
                                                  ------------------------------
Attest:

/s/ A. Thomas Smith
-----------------------

                                              THE BANK OF NEW YORK

[SEAL]                                        By: /s/ Edward G. McGann
                                                  ------------------------------

Attest:

/s/ Peter Holland
-----------------------

                                   APPENDIX A

     I, Barry Fink, Vice President and I, Sara Badler, Assistant Secretary of
MORGAN STANLEY FUNDAMENTAL VALUE FUND, a Massachusetts business trust (the
"Fund"), do hereby certify that:

     The following individuals have been duly authorized by the Board of
Trustees of the Fund in conformity with the Fund's Declaration of Trust and
By-Laws to give Oral Instructions and Written Instructions on behalf of the
Fund, except that those persons designated as being an "Officer of DWTC" shall be an Authorized Person only for purposes of Articles XII and XIII. The signatures set forth opposite their respective names are their true and correct signatures:

      Name                   Position                        Signature

Charles A. Fiumefreddo   Chairman                   Signature Previously Filed
----------------------   -------------------------  ---------------------------

                         President and
Mitchell M. Merin        Chief Executive Officer               "
----------------------   -------------------------  ---------------------------

                         Vice President, Secretary
Barry Fink               and General Counsel                   "
----------------------   -------------------------  ---------------------------

Ronald E. Robison        Vice President                        "
----------------------   -------------------------  ---------------------------

Joseph J. McAlinden      Vice President                        "
----------------------   -------------------------  ---------------------------

                         Vice President and
A. Thomas Smith III      Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

                         Treasurer and
                         Chief Financial and
Thomas F. Caloia         Accounting Officer                    "
----------------------   -------------------------  ---------------------------

Frank Smith              Chief Financial Officer               "
----------------------   -------------------------  ---------------------------

Sara Badler              Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Stefanie Chang-Yu        Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Marilyn K. Cranney       Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Joanne Doldo             Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Lou Anne D. McInnis      Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Ruth Rossi               Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Carsten Otto             Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Natasha Kassian          Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Sheldon Winicour         Assistant Secretary                   "
----------------------   -------------------------  ---------------------------

Rajesh K. Gupta          Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Jonathan R. Page         Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Dale R. Albright         Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Debra Casale             Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Michael Davey            Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Julie Haim               Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Lois Pine                Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Elsa Gomez               Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

June Ewers               Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Stuart Smith             Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Virginia Connors         Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Mina Gitsevich           Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Joan Hamilton            Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Lester Lay               Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Christine Carr-Waldron   Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Reginald Rigaud          Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Lonnie Bae               Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Barbara Toich            Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

Frank Vindigni           Authorized Signatory                  "
----------------------   -------------------------  ---------------------------

                         Officer of Morgan
Cyril L. Hunt            Stanley Trust                         "
----------------------   -------------------------  ---------------------------

                         Officer of Morgan
Eleanor R. Langevin      Stanley Trust                         "
----------------------   -------------------------  ---------------------------

                         Officer of Morgan
Louis A. Rivera          Stanley Trust                         "
----------------------   -------------------------  ---------------------------

                         Officer of Morgan
Peter Urciuoli           Stanley Trust                         "
----------------------   -------------------------  ---------------------------

James Gilligan           Authorized Signatory           /s/ James Gilligan
----------------------   -------------------------  ---------------------------

James Roeder             Authorized Signatory           /s/ James Roeder
----------------------   -------------------------  ---------------------------

Vincent Vizachero        Authorized Signatory           /s/ Vincent Vizachero
----------------------   -------------------------  ---------------------------

                                                       /s/ Barry Fink
                                                    ---------------------------
                                                     Barry Fink
                                                     Vice President

                                                      /s/ Sara L. Badler
                                                    ---------------------------
                                                     Sara Badler
                                                     Assistant Secretary

         The following individuals for whom a position other than "Officer of
DWTC" is specified serve in the following positions with the Fund and each has been duly elected or appointed by the Board of Trustees of the Fund to each such position and qualified therefor in conformity with the Fund's Declaration of
Trust and By-Laws. With respect to the following individuals for whom a position of "Officer of DWTC" is specified, each such individual has been designated by a resolution of the Board of Trustees of the Fund to be an Officer for purposes of the Fund's Custody Agreement with The Bank of New York, but only for purposes of
Articles XII and XIII thereof and a certified copy of such resolution is attached hereto. The signatures of each individual below set forth opposite their respective names are their true and correct signatures:

       Name                   Position                      Signature

-----------------            ----------------            -----------------------

                                   APPENDIX C

         The undersigned, Barry Fink, hereby certifies that he or
she is the duly elected and acting Vice President of MORGAN STANLEY FUNDAMENTAL
VALUE FUND, a Massachusetts business trust (the "Fund"), further certifies that the following resolutions were adopted by the Board of Trustees of the Fund at a meeting duly held on July 25, 2002, at which a quorum was at all times present and that such resolutions have not been modified or rescinded and are in full force and effect as of the date hereof.

                  RESOLVED, that The Bank of New York, as Custodian pursuant to the Custody Agreement between The Bank of New York and the Fund dated as of August 19, 2002 (the "Custody Agreement") is authorized and instructed on a continuous and on-going basis to act in accordance with, and to rely on Instructions (as defined in the Custody
         Agreement).

                  RESOLVED, that the Fund shall establish access codes and grant use of such access codes only to Officers of the Fund as defined in the
         Custody Agreement, shall establish internal safekeeping procedures to safeguard and protect the confidentiality and availability of user and access codes, passwords and authentication keys, and shall use
         Instructions only in a manner that does not contravene the Investment
         Company Act of 1940, as amended, or the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and the seal of MORGAN
STANLEY FUNDAMENTAL VALUE FUND, as of the day 19th of August, 2002.

                                                       /s/ Barry Fink
                                              ----------------------------------

[SEAL]

                                   APPENDIX D

         I, Vincent M. Blazewicz, a Vice President with THE BANK OF NEW YORK do hereby designate the following publications:

The Bond Buyer
Depository Trust Company Notices
Financial Daily Card Service
JJ Kenney Municipal Bond Service
London Financial Times
New York Times
Standard & Poor's Called Bond Record
Wall Street Journal

                                   APPENDIX E

         The following books and records pertaining to Fund shall be prepared and maintained by the Custodian and shall be the property of the Fund:

                                    EXHIBIT A

                                  CERTIFICATION

         The undersigned, Barry Fink, hereby certifies that he or she is the duly elected and acting Vice President of MORGAN STANLEY FUNDAMENTAL VALUE FUND,
a Massachusetts business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on July 25, 2002, at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

                  RESOLVED, that The Bank of New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of August 19, 2002, (the "Custody Agreement") is authorized and instructed on a continuous and on-going basis to deposit in the
         Book-Entry System, as defined in the Custody Agreement, all securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize the Book-Entry System to the extent possible in connection with its performance thereunder, including, without limitation, in connection with settlements of purchases and sales of securities, loans of securities, and deliveries and returns of securities collateral.

         IN WITNESS  WHEREOF,  I have hereunto set my hand and the seal of
Morgan Stanley Fundamental Value Fund,  as of the 19th day of August, 2002.

                                                       /s/ Barry Fink
[SEAL]                                          -----------------------------

                                    EXHIBIT B

                                  CERTIFICATION

         The undersigned, Barry Fink, hereby certifies that he or she is the duly elected and acting Vice President of MORGAN STANLEY
FUNDAMENTAL VALUE FUND, a Massachusetts business Trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on July 25, 2002, at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

                  RESOLVED, that The Bank of New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of August 19, 2002, (the "Custody Agreement") is authorized and instructed on a continuous and on-going basis until such time as it receives a Certificate, as defined in the Custody Agreement, to the contrary to deposit in The Depository Trust Company ("DTC"), as a
         "Depository" as defined in the Custody Agreement, all securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize DTC to the extent possible in connection with its performance thereunder, including, without limitation, in connection with settlements of purchases and sales of securities, loans of securities, and deliveries and returns of securities collateral.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and the seal of
Morgan Stanley Fundamental Value Fund,  as of the 19th day of August, 2002.

                                                     /s/ Barry Fink
                                            -----------------------------------

[SEAL]

                                   EXHIBIT B-1

                                  CERTIFICATION

         The undersigned, Barry Fink, hereby certifies that he or she is the duly elected and acting Vice President of MORGAN STANLEY FUNDAMENTAL VALUE FUND,
a Massachusetts business Trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on July 25, 2002, at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

                  RESOLVED, that The Bank of New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of August 19, 2002 (the "Custody Agreement") is authorized and instructed on a continuous and on-going basis until such time as it receives a Certificate, as defined in the Custody Agreement, to the contrary to deposit in the Participants Trust Company as a Depository, as defined in the Custody Agreement, all securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize the Participants Trust Company to the extent possible in connection with its performance thereunder, including, without limitation, in connection with settlements of purchases and sales of securities, loans of securities, and deliveries and returns of securities collateral.

         IN WITNESS  WHEREOF,  I have hereunto set my hand and the seal of
Morgan Stanley Fundamental Value Fund, as of the 19th day of August, 2002.

                                                   /s/ Barry Fink
                                           ------------------------------------

[SEAL]

                                    EXHIBIT C

                                  CERTIFICATION

         The undersigned, Barry Fink, hereby certifies that he or she is the duly elected and acting Vice President of MORGAN STANLEY FUNDAMENTAL VALUE FUND,
a Massachusetts business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on July 25, 2002, at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.

                  RESOLVED, that The Bank of New York, as Custodian pursuant to a Custody Agreement between The Bank of New York and the Fund dated as of August 19, 2002, (the "Custody Agreement") is authorized and instructed on a continuous and on-going basis until such time as it receives a Certificate, as defined in the Custody Agreement, to the contrary, to accept, utilize and act with respect to Clearing Member confirmations for Options and transaction in Options, regardless of the Series to which the same are specifically allocated, as such terms are defined in the Custody Agreement, as provided in the Custody
         Agreement.

         IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and the seal of
Morgan Stanley Fundamental Value Fund,  as of the 19th day of August, 2002.

                                                       /s/ Barry Fink
                                               ---------------------------------

[SEAL]